                           CERTIFICATION PURSUANT TO
                SECTION 302(A) OF THE SARBANES-OXLEY ACT OF 2002

I, J. Stuart Thomas, certify that:

I have reviewed this annual report on Form 10-K of the streetTRACKS(R) Gold
Trust ("Trust");

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

The other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
13a-15(e) and 15d-15(e)) AND INTERNAL CONTROL OVER FINANCIAL REPORTING (AS
DEFINED IN EXCHANGE ACT RULES 13A-15(F) AND 15D-15(F)) for the registrant and have:

          a.      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b.      DESIGNED SUCH INTERNAL CONTROL OVER FINANCIAL REPORTING, OR
                  CAUSED SUCH INTERNAL CONTROL OVER FINANCIAL REPORTING TO BE
                  DESIGNED UNDER OUR SUPERVISION, TO PROVIDE REASONABLE
                  ASSURANCE REGARDING THE RELIABILITY OF FINANCIAL REPORTING AND
                  THE PREPARATION OF FINANCIAL STATEMENTS FOR EXTERNAL PURPOSES
                  IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES;

          C.      Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                  conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          D.     Disclosed in this report any change in the registrant's
                  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual

                  report) that has materially affected, or is reasonably
                  likely to materially affect, the registrant's internal
                  control over financial reporting; and

The other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's,
World Gold Trust Services, LLC's and World Gold Council's auditors and the audit committee of World Gold Council's board of directors (or persons performing the equivalent functions):

          a.      All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                  reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b.      Any fraud, whether or not material, that involves persons who have a significant role in the registrant's internal control over financial reporting.

Date:    December 16, 2005

By:      /s/ J. Stuart Thomas*
         -----------------------
Name:    J. Stuart Thomas**
Title:   Managing Director
         (principal executive officer)

*   The originally executed copy of this Certification will be maintained at the
Sponsor's offices and will be made available for inspection upon request.

**  The Registrant is a trust and Mr. Thomas is signing in his capacity as an officer of World Gold Trust Services, LLC, the Sponsor of the Registrant.